EXHIBIT 99.3

            AMENDED PRO FORMA FINANCIAL INFORMATION

        AMENDED PRO FORMA COMBINED FINANCIAL INFORMATION

     On June 30, 1997, Sun Bancorp, Inc. ("SUN") acquired Bucktail Bank and Trust Company ("Bucktail") from FNB Corporation ("FNB"), a multi-bank holding company headquartered in Hermitage, Pennsylvania. Concurrently, Bucktail was merged into Sun Bank.
The acquisition, which has been accounted for as a purchase, resulted in the issuance of 565,384 shares of SUN common stock pursuant to a private placement in exchange for all of the outstanding shares of Bucktail held by FNB. Based on the market price of SUN's common stock as of June 30, 1997, the total cost of the acquisition (net of offering costs of $150,000) was $20,063,000.

     The unaudited pro forma combined condensed balance sheet and the unaudited pro forma combined condensed statements of income of SUN, set forth below, give effect to the acquisition of Bucktail. The unaudited pro forma combined condensed income statements and pro forma net income per share are presented as though the merger had occurred on the first day of each respective reporting period for the six month period ended June 30, 1997 and the year ended December 31, 1996.

     The pro forma statement of income information set forth below is not necessarily indicative of the results of operations of SUN as they would have been had the merger occurred during the periods presented or as they may be in the future.

                  SUN BANCORP, INC. AND SUBSIDIARIES
            Pro Forma Combined Condensed Balance Sheet
                             (Unaudited)
(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                           Sun Bancorp, Inc.
                                         (Excluding Bucktail)
                                          -------------------
ASSETS
------

Cash and Due from Banks                     $   8,957
Interest Bearing Deposits in Banks             10,017
Federal Funds Sold                                 --
Investment Securities                              --
Securities Available for Sale                 134,123
Loans                                         217,070
Less:  Unearned Income                         (4,403)
       Allowance for loan losses               (2,523)
                                            ----------
         Net loans                             210,144
                                            ----------
Bank Premises and Equipment, Net                 5,492
Accrued Income Receivable                        2,845
Goodwill                                            --
Other Assets                                     4,682
                                            ----------
   Total Assets                             $  376,260
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $   21,394
  Interest-bearing:
    NOW Accounts                                30,544
    Money market accounts                       12,863
    Savings                                     29,290
    Time                                       116,838
                                            ----------
      Total Deposits                           210,929
                                            ----------
Accrued Interest payable                         1,802
Borrowings                                     119,945
Other Liabilities                                2,210
                                            ----------
      Total Liabilities                        334,886
                                            ----------

SHAREHOLDERS' EQUITY
---------------------

Common Stock                                     4,505
Additional Paid in Capital                      36,585
Retained Earnings                                  691
Net unrealized gains (losses) on
  securities available for sale, net of taxes    1,002
Less:  Treasury stock at cost
  47,509 shares                                 (1,409)
                                              ---------
  Total Shareholders' Equity                    41,374
                                              ---------
  Total Liabilities and Shareholders' Equity  $ 376,260
                                              =========

(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                           Bucktail Bank &
                                          Trust Company *
                                          ----------------
ASSETS
------

Cash and Due from Banks                     $   6,071
Interest Bearing Deposits in Banks                 22
Federal Funds Sold                                 --
Investment Securities                          11,490
Securities Available for Sale                   4,385
Loans                                         102,280
Less:  Unearned Income                           (739)
       Allowance for loan losses               (1,292)
                                            ----------
         Net loans                             100,249
                                            ----------
Bank Premises and Equipment, Net                 1,279
Accrued Income Receivable                          645
Goodwill                                            --
Other Assets                                       546
                                            ----------
   Total Assets                             $  124,687
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $   13,833
  Interest-bearing:
    NOW Accounts                                10,154
    Money market accounts                        7,767
    Savings                                     17,109
    Time                                        64,820
                                            ----------
      Total Deposits                           113,683
                                            ----------
Accrued Interest payable                           391
Borrowings                                       1,181
Other Liabilities                                  454
                                            ----------
      Total Liabilities                        115,709
                                            ----------

SHAREHOLDERS' EQUITY
---------------------

Common Stock                                     1,339
Additional Paid in Capital                       4,282
Retained Earnings                                3,348
Net unrealized gains (losses) on
  securities available for sale, net of taxes        9
Less:  Treasury stock at cost
  47,509 shares                                      --
                                              ---------
  Total Shareholders' Equity                     8,978
                                              ---------
  Total Liabilities and Shareholders' Equity  $ 124,687
                                              =========
(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                             Pro Forma
                                            Adjustments<F1>
                                            -----------
ASSETS
------

Cash and Due from Banks                     $      --
Interest Bearing Deposits in Banks                 --
Federal Funds Sold                                 --
Investment Securities                         (11,490)
Securities Available for Sale                  11,400
Loans                                          (2,054)
Less:  Unearned Income                             --
       Allowance for loan losses                   --
                                            ----------
         Net loans                             (2,054)
                                            ----------
Bank Premises and Equipment, Net                 2,067
Accrued Income Receivable                           --
Goodwill                                        11,324
Other Assets                                       189
                                            ----------
   Total Assets                             $   11,436
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $       --
  Interest-bearing:
    NOW Accounts                                    --
    Money market accounts                           --
    Savings                                         --
    Time                                           351
                                            ----------
      Total Deposits                               351
                                            ----------
Accrued Interest payable                            --
Borrowings                                          --
Other Liabilities                                   --
                                            ----------
      Total Liabilities                            351
                                            ----------

SHAREHOLDERS'S EQUITY
---------------------

Common Stock                                      (632)
Additional Paid in Capital                      15,074
Retained Earnings                               (3,348)
Net unrealized gains (losses) on
  securities available for sale, net of taxes       (9)
Less:  Treasury stock at cost
  47,509 shares                                      --
                                              ---------
  Total Shareholders' Equity                     11,085
                                              ---------
  Total Liabilities and Shareholders' Equity  $  11,436
                                              =========

(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                              Pro Forma
                                              Combined
                                             -----------
ASSETS
------

Cash and Due from Banks                     $  15,028
Interest Bearing Deposits in Banks             10,039
Federal Funds Sold                                 --
Investment Securities                              --
Securities Available for Sale                 149,908
Loans                                         317,296
Less:  Unearned Income                         (5,142)
       Allowance for loan losses               (3,815)
                                            ----------
         Net loans                             308,339
                                            ----------
Bank Premises and Equipment, Net                 8,838
Accrued Income Receivable                        3,490
Goodwill                                        11,324
Other Assets                                     5,417
                                            ----------
   Total Assets                             $  512,383
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $   35,227
  Interest-bearing:
    NOW Accounts                                40,698
    Money market accounts                       20,630
    Savings                                     46,399
    Time                                       182,009
                                            ----------
      Total Deposits                           324,963
                                            ----------
Accrued Interest payable                         2,193
Borrowings                                     121,126
Other Liabilities                                2,664
                                            ----------
      Total Liabilities                        450,946
                                            ----------

SHAREHOLDERS'S EQUITY
---------------------

Common Stock                                     5,212
Additional Paid in Capital                      55,941
Retained Earnings                                  691
Net unrealized gains (losses) on
  securities available for sale, net of taxes    1,002
Less:  Treasury stock at cost
  47,509 shares                                 (1,409)
                                              ---------
  Total Shareholders' Equity                     61,437
                                              ---------
  Total Liabilities and Shareholders' Equity  $ 512,383
                                              =========
*-At historical book values, excluding adjustments resulting from the acquisition by SUN.

<F1> See "Notes to Pro Forma Combined Condensed Financial
Information" for explanation of adjustments to historical amounts.

                SUN BANCORP, INC. AND SUBSIDIARIES
       Pro Forma Combined Condensed Statement of Income
                           (Unaudited)
(Dollars in Thousands               For the six month period
except per share data               ended June 30, 1997
---------------------               --------------------------
                                         Historical
                           --------------------------------------
                                                  Bucktail Bank &
                           Sun Bancorp, Inc.       Trust Company
Interest Income                $   14,126         $     4,602
Interest Expense                    7,244               2,056
                               ----------         -----------
Net Interest Income                 6,882               2,546
Provision for Loan Losses             575                 216
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses           6,307               2,330

Noninterest Income                  1,710                 423
Noninterest Expense                 3,316               2,097
Amortization of Goodwill               --                  --
                               ----------          ----------
Income Before Income Taxes          4,701                 656

Income Taxes                        1,063                 149
                               ----------          ----------
Net Income                     $    3,638          $      507
                               ==========          ==========
Net Income Per share           $     1.03          $     9.46
                               ==========          ==========
Weighted Average
  Shares Outstanding            3,551,409              53,566
                               ==========          ==========

(Dollars in Thousands             For the six month period
except per share data)            ended June 30, 1997
----------------------            ------------------------

                               Pro Forma                 Pro Forma
                              Adjustments          Combined
Interest Income                $     261<F2>     $     18,989
Interest Expense                    (125)<F2>           9,175
                               ----------         -----------
Net Interest Income                   386               9,814
Provision for Loan Losses              --                 791
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses             386               9,023

Noninterest Income                     --               2,133
Noninterest Expense                 (284)<F3>           5,129
Amortization of Goodwill              377<F4>             377
                               ----------          ----------
Income Before Income Taxes            293               5,650

Income Taxes                          100<F5>           1,312
                               ----------          ----------
Net Income                     $      193          $    4,338
                               ==========          ==========
Net Income Per share                               $     1.05
                                                   ==========
Weighted Average
  Shares Outstanding              511,818<F6>       4,116,793
                               ==========          ==========

<F2>,<F3>,<F4>,<F5>,<F6> - See "Notes to Pro Forma Combined
Condensed Financial Information" for explanations of adjustments to historical amounts.

             SUN BANCORP, INC. AND SUBSIDIARIES
     Pro Forma Combined Condensed Statement of Income
                        (Unaudited)
(Dollars in Thousands                   For the year ended
except per share data)                  December 31, 1996
----------------------                  -------------------
                                         Historical
                           --------------------------------------
                                                  Bucktail Bank &
                           Sun Bancorp, Inc.       Trust Company
Interest Income                $   27,199         $     8,808
Interest Expense                   13,689               3,968
                               ----------         -----------
Net Interest Income                13,510               4,840
Provision for Loan Losses             650                 289
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses          12,860               4,551

Noninterest Income                  1,964                 872
Noninterest Expense                 6,228               4,150
Amortization of Goodwill               --                  --
                               ----------          ----------
Income Before Income Taxes          8,596               1,273

Income Taxes                        2,197                 369
                               ----------          ----------
Net Income                     $    6,399          $      904
                               ==========          ==========
Net Income Per share           $     1.80          $    16.88
                               ==========          ==========
Weighted Average
  Shares Outstanding            3,551,365              53,566
                               ==========          ==========
(Dollars in Thousands                   For the year ended
except per share data)                  December 31, 1996
----------------------                  -------------------

                               Pro Forma          Pro Forma
                              Adjustments          Combined
Interest Income                $     523<F2>     $     36,530
Interest Expense                    (100)<F2>          17,557
                               ----------         -----------
Net Interest Income                   623              18,973
Provision for Loan Losses              --                 939
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses             623              18,034

Noninterest Income                     --               2,836
Noninterest Expense                 (667)<F3>           9,711
Amortization of Goodwill              754<F4>             754
                               ----------          ----------
Income Before Income Taxes            536              10,405

Income Taxes                          182<F5>           2,748
                               ----------          ----------
Net Income                     $      354          $    7,657
                               ==========          ==========
Net Income Per share                               $     1.86
                                                   ==========
Weighted Average
  Shares Outstanding              511,818<F6>       4,116,749
                               ==========          ==========

<F2>,<F3>,<F4>,<F5>,<F6> - See "Notes to Pro Forma Combined
Condensed Financial Information" for explanations of adjsutments to historical amounts.

SUN BANCORP, INC.  AND SUBSIDIARIES
Notes to Pro Forma Combined Condensed Financial Information

(Amounts in Thousands, Except Number of Shares and Per Share Data)

(1) The total cost of the acquisition of Bucktail was determined as follows:

     Number of shares issued by SUN on June 30, 1997        565,384
     Market price per share                                 $35.75

     Gross cost                                           $20,213
     Less offering costs                                     (150)
                                                          ________
     Acquisition cost, net                                $20,063
                                                         ========
The allocation of the total acquisition cost, based on the estimated fair values of the assets acquired and liabilities assumed, and the related adjustments to the historical carrying values of the assets and liabilities by Bucktail, is summarized as follows:

                               Allocation    Historical
                               of Purchase   Carrying
                               Price         Value     Adjustment
Assets:
  Cash and due from banks      $6,071       $6,071    $     -
  Interest-bearing deposits
    in banks                       22           22          -
  Investment securities            --       11,490    (11,490)(a)
  Securities available
    for sale                   15,785        4,385     11,400 (a)
  Net loans                    98,195      100,249     (2,054)(b)
  Premises and equipment, net   3,346        1,279      2,067 (c)
 Accrued income receivable        645          645          -
  Other assets                    735          546        189 (d)
 Goodwill                      11,324            _     11,324 (e)
                             --------     --------    -------
      Totals                 $136,123     $124,687    $11,436
                             ========     ========    =======
Liabilities and
 shareholders' equity:
  Total deposits             $114,034     $113,683    $   351 (f)
  Accrued interest payable        391          391         --
  Long-term debt and other
    borrowings                  1,181        1,181         --
  Other liabilities               454          454         --
  Total shareholders' equity   20,063        8,978     11,085 (g)
                             --------     --------    -------
        Totals               $136,123     $124,687    $11,436
                             ========     ========    =======

 (a) SUN holds all securities as "Available for Sale."
     Accordingly, investment securities classified by Bucktail on an historical basis as "Held-to-maturity" were reclassified to Available for Sale, and adjusted to fair value based on quoted market prices of the applicable securities.

 (b) The fair value of loans has been estimated based on projected cash flows for each category of loan acquired, discounted at current market rates.

 (c) Premises and equipment has been valued at estimated replacement cost, based on appraised values for real estate and significant items of equipment.

 (d) Other assets have been adjusted to record deferred income taxes attributable to the differences between the book and tax bases of the assets acquired and liabilities assumed, excluding goodwill.

 (e) The excess of the total purchase price, determined as described above, over the estimated fair values of the assets acquired and liabilities assumed, has been allocated to goodwill.

 (f) The market value of time deposits has been estimated based on projected cash flows, discounted at current market rates.

 (g) The total increase in SUN's shareholders' equity as a result of the purchase is determined by the value of the stock issued by SUN, net of offering costs, as described above.

(2) Pro forma adjustments to interest income and interest expense reflect amortization of the differences between the historical carrying values and estimated fair values of loans and deposits utilized in recording the purchase, as described in (1) above. Amortization of these differences is determined based on estimated terms of each applicable category of loan and deposit.

(3) Pro forma adjustments to noninterest expense include two items:
(i) expenses have been reduced by $750,000 for the year ended December 31, 1996, and by $325,000 for the six months ended June 30, 1997, to eliminate overhead charges made by the former parent company that exceeded the estimated cost of providing such services; and (ii) additional depreciation has been provided as a result of the increase in the depreciable basis of premises and equipment related to the acquisition, as described in (1) above.

(4) Goodwill is amortized on a straight-line basis over a period of 15 years.

(5) Income tax expense is provided on the pro forma effect of the other adjustments to income and expenses, determined at the applicable statutory rate.

(6) Weighted average shares outstanding have been adjusted to give retroactive effect to the issuance of shares of common stock by SUN, as if the acquisition of Bucktail had taken place as of the beginning of each period presented.